UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2009

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue Lake Success, New York 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On August 4, 2009, the Board of Directors (the “Board”) of Broadridge Financial Solutions, Inc. (the “Company”) adopted the amendment of the Company’s 2007 Omnibus Award Plan (the “Plan”) effective on that date subject to approval of the stockholders of the Company. The Plan, as amended, was submitted to stockholders of the Company for approval at the 2009 Annual Meeting of Stockholders, which was obtained on November 18, 2009.

A description of the Plan, as amended, is set forth in the Company’s definitive proxy statement for the Annual Meeting of Stockholders held on November 18, 2009, filed with the Securities and Exchange Commission (the “SEC”) on October 9, 2009 under the caption “Proposal Three- Approval of the Amendment of Our 2007 Omnibus Award Plan.” The description of the Plan, as amended, is qualified by its entirety by reference to the full text of the Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.	Other Events.

On November 18, 2009, the Company issued a press release announcing that its Board had declared a quarterly cash dividend of $0.14 per share. The dividend is payable on January 4, 2010 to stockholders of record at the close of business on December 15, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

In addition, on November 18, 2009, all nominees to the Board were elected at the Company’s Annual Meeting of Stockholders, increasing the size of the Company’s Board to nine members. The Board also approved the following appointments to the committees of the Company’s Board. Robert N. Duelks, Richard J. Haviland, Alexandra Lebenthal, Thomas J. Perna, and Alan J. Weber were appointed to the Audit Committee of the Board; with Mr. Haviland serving as the Committee Chair. Leslie A. Brun, Richard J. Haviland, Stuart R. Levine, Thomas J. Perna, and Alan J. Weber were appointed to the Compensation Committee of the Board; with Mr. Weber serving as the Committee Chair. Leslie A. Brun, Robert N. Duelks, Alexandra Lebenthal, and Stuart R. Levine were appointed to the Governance and Nominating Committee of the Board; with Mr. Levine serving as the Committee Chair. Richard J. Haviland was appointed as Lead Director of the Board.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	The Broadridge Financial Solutions, Inc. 2007 Omnibus Award Plan (Amended and Restated Effective August 4, 2008, as Amended Effective August 4, 2009)

99.1	Press release dated November 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2009

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ ADAM D. AMSTERDAM
	Name:	Adam D. Amsterdam
	Title:	Vice President, General Counsel and Secretary

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